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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of report (Date of earliest event reported)  June 23, 2009

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

Nevada                           000-51859                   98-0372780
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(State or Other                (Commission                  (IRS Employer
Jurisdiction                   File Number)              Identification No.)
of Incorporation)

           1077 Business Center Circle, Newbury Park, California    91320
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                  (Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code (805) 480-1994

                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in
              Fiscal Year.

On June 12, 2009, Electronic Sensor Technology, Inc. (the "Registrant") filed Amended and Restated Articles of Incorporation with the Nevada Secretary of State. On June 23, 2009, the Registrant received notice from the Nevada Secretary of State that the Amended and Restated Articles of Incorporation of the Registrant had been filed effective as of June 12, 2009. The Articles of Incorporation of the Registrant have been amended and restated to give effect to the following amendments: (i) to increase the number of authorized shares of common stock from 200,000,000 shares to 250,000,000 shares, (ii) to vest authority in the Board of Directors of the Registrant to prescribe the classes, series and the number of each class or series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights granted to or imposed upon any wholly unissued series of preferred stock and
(iii) to clarify and restate that the purpose of the business of the Registrant is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Nevada. The Board of Directors of the Registrant and the holders of a majority of the outstanding common stock of the Registrant previously approved the form of Amended and Restated Articles of Incorporation on April 28, 2009 and April 30, 2009, respectively.

Additional information concerning the Amended and Restated Articles of Incorporation summarized herein is disclosed in the Definitive Information Statement filed with the U.S. Securities and Exchange Commission by the Registrant on May 22, 2009.

A copy of the Amended and Restated Articles of Incorporation of the Registrant is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.   Description
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3.1           Amended and Restated Articles of Incorporation of the Registrant.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ELECTRONIC SENSOR TECHNOLOGY, INC.


Date: June 24, 2009                           By:   /s/ Philip Yee
                                                    ----------------------------
                                              Name:   Philip Yee
                                              Title:  Secretary, Treasurer and
                                                      Chief Financial Officer